Exhibit T3A-32

EXT 3A-32 COMMONWEALTH OF PENNSYLVANIA  DEPARTMENT OF STATE  DECEMBER 7, 2010  TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:  GENON NORTHEAST MANAGEMENT COMPANY.  I, Basil L Merenda, Secretary of the Commonwealth of Pennsylvania  do hereby certify that the foregoing and annexed is a true and correct  copy of  ARTICLES OF AMENDMENT-BUSINESS filed on December 3, 2010  which appear of record in this department.  IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.  /s/ Basil L Merenda Secretary of the Commonwealth

Entity #: 2575386
Date Filed: 12/03/2010
Basil L Merenda
Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

[X] Business Corporation (§ 1915)
[ ] Nonprofit Corporation (§ 5915)

Name:
Address:
City | State | Zip Code
80124447-SOPA

Document will be returned to the name and address you enter to the left. ⇐

Commonwealth of Pennsylvania
ARTICLES OF AMENDMENT-BUSINESS 3 Page(s)

T1034047042

Fee: $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is:
RRI Energy Northeast Management Company

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider: c/o Corporation Service Company — County: Dauphin

3. The statute by or under which it was incorporated: Pennsylvania Business Corporation Law of 1988

4. The date of its incorporation: 4/11/1994

5. *Check, and if appropriate complete, one of the following:*

[X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

[ ] The amendment shall be effective on: ______________ at ______________
Date Hour

2010 DEC -3 PM 3:58
PA. DEPT. OF STATE

DSCB: 15-1915/5915–2  6.Check one of the following:   The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).   The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).  7.Check, and if appropriate, complete one of the following:   The amendment adopted by the corporation, set forth in full, is as follows  The name is hereby changed to GenOn Northeast Management Company.     The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.  8.Check if the amendment restates the Articles:   The restated Articles of Incorporation supersede the original articles and all amendments thereto.  IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this  3rd day of December ,  2010 .  RRI Energy Northeast Management Company Name of Corporation  [ILLEGIBLE] Signature  Assistant Secretary Title [ILLEGIBLE]

9423-960 Filed is the Department of State on APR 11 1994 [ILLEGIBLE] Secretary of the Commonwealth  GPU GENERATION CORPORATION  2575386  ARTICLES OF INCORPORATION  I.The name of the Corporation is GPU GENERATION CORPORATION  II.The location and post office address of the registered office of the Corporation in the Commonwealth of Pennsylvania is:  c/o Pennsylvania Electric Company 1001 Broad Street Johnstown, Cambria County, Pennsylvania 15907  III.The purposes for which the Corporation is incorporated are as follows:  A.The engaging in all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1988, as amended.  B.Without limiting the generality of the foregoing, the undertaking of responsibility for the safe operation, maintenance, repair, rehabilitation, design, construction, start-up and testing of non-nuclear electric generating stations and plants used for the production, generation, manufacture, transmission, transportation, distribution, furnishing and supply of electricity, on behalf of and by contract with the owners and/or operators of such stations and plants.  IV.The Corporation is incorporated under the provisions of the Business Corporation Law of 1988.  V.The term of existence of the Corporation shall be perpetual.  VI.The aggregate number of shares which the Corporation shall have the authority to issue is two thousand five hundred (2,500) shares of the par value of $20.00 per share, all of which shall be designated “Common Shares”.  VIIThe name and address of the sole incorporator is James R. Leva, 100 Interpace Parkway, Parsippany, New Jersey 07054.  VIII.The number of directors shall not be less than three nor more than twelve. The number of directors within said minimum and maximum limits which shall constitute the Board of Directors shall be specified in the By-Laws of the Corporation.  IN WITNESS WHEREOF, the Incorporator has hereunto signed these Articles of Incorporation this 6th day of April, 1994.  /s/ James R. Leva James R. Leva Sole Incorporator  APR 11 94 PA Dept. of State

MAY 10 1994

NOTICE

NOTICE IS HEREBY GIVEN that Articles of Incorporation have been filed with the Department of State of the Commonwealth of Pennsylvania at Harrisburg, Pennsylvania, for the purpose of obtaining a Certificate of Incorporation pursuant to the provisions of the Business Corporation Law of 1988, Act of December 21, 1988, P.L. 1444, No. 177.

The name of the proposed corporation is GPU GENERATION CORPORATION.

The Articles of Incorporation have been filed on April 11, 1994. The purposes of which it was organized are:

A. The undertaking of responsibility for the safe operation, maintenance, repair, rehabilitation, design, contruction, start-up and testing of non-nuclear electric generating stations and plants used for the production, generation, manufacture, transmission, transporation, distribution, furnishing and supply of electricity, on behalf of and by contract with the owners and/or operators of such stations and plants.

B. The engaging in all other lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1988 as amended.

MICHAEL J. CONNOLLY,
Solicitor, GPU Service Corporation,
100 Interpace Parkway,
Parsippany, New Jersey.
07054

5-5-1t

County of Cambria,
State of Pennsylvania. } SS:

D. J. Damin, being by me, the undersigned authority, duly sworn according to law, deposes and says that he is business manager of the Cambria County Legal Journal, established March 5, 1917, a legal newspaper published at Ebensburg, Pennsylvania, and that the notice, exactly as printed and published, a copy of which is hereto attached was published in said Cambria County Legal Journal in the issues of

May 5th, 1994

that affiant is not interested in the subject matter of said notice or advertising and that all of the matter herein set forth as to the time, place and character of said publication are true.

D. J. Damin

Sworn to and subscribed before me this 5th day of May, 19 94

Angela Damin
Notary Public.

NOTARIAL SEAL
ANGELA DAMIN, NOTARY PUBLIC
Borough of Ebensburg, County of Cambria, Pa.
My Commission Expires October 12, 1996

NOTICE NOTICE IS HEREBY GIVEN that Articles of Incorporation have been filed with the Department of State of the Commonwealth of Pennsylvania at Harrisburg, Pennsylvania, for the purpose of obtaining a Certificate of Incorporation pursuant to the provisions of the Business Corporation Law of 1988, Act of December 21, 1988, P.L. 1444, No. 177.  The name of the proposed corporation is GPU GENERATION CORPORATION.  The Articles of Incorporation have been filed on April 11, 1994. The purposes of which it was organized are:  A.The undertaking of responsibility for the safe operation, maintenance, repair, rehabilitation, design, contruction, start-up and testing of non-nuclear electric generating stations and plants used for the production, generation, manufacture, transmission, transporation, distribution, furnishing and supply of electricity, on behalf of and by contract with the owners and/or operators of such stations and plants.  B.The engaging in all other lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1988 as amended.  MICHAEL J. CONNOLLY, Solicitor, GPU Service Corporation, 100 Interpace Parkway, Parsippany, New Jersey. 5-5-1t07054  County of Cambria, SS: State of Pennsylvania.  D. J. Damin, being by me, the undersigned authority, duly sworn according to law, deposes and says that he is business manager of the Cambria County Legal Journal, established March 5, 1917, a legal newspaper published at Ebensburg, Pennsylvania, and that the notice, exactly as printed and published, a copy of which is hereto attached was published in said Cambria County Legal Journal in the issues of  May 5, 1994  that affiant is not interested in the subject matter of said notice or advertising and that all of the matter herein set forth as to the time, place and character of said publication are true.  [ILLEGIBLE]  Sworn to and subscribed before me this 5 day of May , 19 94  [ILLEGIBLE] Notary Public.  NOTARIAL SEAL ANGELA DAMIN, NOTARY PUBLIC Borough of Ebensburg, County of Cambria, Pa. My Commission Expires October 12, 1996

NOTICE  NOTICE IS HEREBY GIVEN that Articles of Incorporation have been filed with the Department of State of the Commonwealth of Pennsylvania at Harrisburg, Pennsylvania, for the purpose of obtaining a Certificate of  Incorporation pursuant to the provisions of the Business Corporation Law of 1988, Act of December 21, 1988, P.L. 1444, No. 177.  The name of the proposed corporation is GPU GENERATION CORPORATION.  The Articles of Incorporation have been filed on April 11, 1994. The purposes of which it was organized are:  A.The undertaking of responsibility for the safe operation, maintenance, repair, rehabilitation, design, contruction, start-up and testing of non-nuclear electric generating stations and plants used for the production, generation, manufacture, transmission, transporation, distribution, furnishing and supply of electricity, on behalf of and by contract with the owners and/or operators of such stations and plants.  B.The engaging in all other lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1988 as amended.  MICHAEL J. CONNOLLY, Solicitor, GPU Service Corporation, 100 Interpace Parkway, Parsippany, New Jersey. 5-5-1t07054  May 10 1994 Ebensburg, Pa., May 5 , 1994  Michael J. Connolly, Esq., Parsippany, N.J.  To Cambria County Legal Journal, Dr. The Official Medium for Publication of Legal Notices in Cambria County  Insertion of attached advertisement 1 times $ 36.30 1 Proof of Publication  2.20 $ 38.50  [ILLEGIBLE]  Articles of Incorporation  G P U GENERATION CORPORATION

9653- 826

Microfilm Number ______________

Entity Number 2575386

Filed with the Department of State on AUG 01 1996

Secretary of the Commonwealth

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

ARTICLES OF AMENDMENT
DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment) the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:

   GPU GENERATION CORPORATION

2. The address of its current registered office in this Commonwealth is:

   1001 Broad Street
   Johnstown, Cambria County, Pennsylvania 15907

3. The statute by or under which it was incorporated is:

   The Business Corporation Law of 1988, as amended

4. The date of its incorporation is: April 11, 1994

5. The amendment shall be effective as of August 1, 1996, at 5:00 p.m.

6. The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).

7. The amendment, adopted by the corporation, set forth in full, is as follows:

   "I. The name of the Corporation is GPU GENERATION, INC."

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 31st day of July, 1996.

GPU GENERATION CORPORATION

By: ______________________

Name: James R. Leva, Chairman and Chief Executive Officer

96 AUG -1 PM 12:47

AP-F:\07019\072\GPUGEN.CER

PA DEPT OF STATE

COMMON WEALTH OF PENNSYLVANIA  DEPARTMENT OF STATE  NOVEMBER 24, 1999  TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:  I DO HEREBY CERTIFY THAT,  SITHE NORTHEAST MANAGEMENT COMPANY  is duly incorporated under the laws of the Commonwealth of Pennsylvania and remains a subsisting corporation so far as the records of this office show, as of the date herein.  IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.  [ILLEGIBLE] Secretary of the Common wealth DBOH

NOV 2 4 1999

Microfilm Number ____________

Entity Number 2575386

Filed with the Department of State on ____________

Secretary of the Commonwealth

ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: GPU GENERATION, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name or its commercial re-registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 1001 Broad Street, Johnstown, Pennsylvania 15907 Dauphin

Number and Street City State Zip County

(b) ____________

Name of Commercial Registered Office Provider

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: the Business Corporation Law of 1988, as amended

4. The date of its incorporation is April 11, 1994

5. **(Check, and if appropriate complete, one of the following):**

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on: ____________ at ____________.
Date Hour

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE

70144-1

WDC - 67471/5 - #987784 v1

6. (Check one of the following):   The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b).  The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).  7. (Check, and if appropriate complete, one of the following):   The amendment adopted by the corporation, set forth in full, is as follows:  1. The new name of the corporation is “Sithe Northeast Management Company”  2. The registered agent of the corporation is United Corporate Services, Inc., whose address is 3631 Front Street, Harrisburg PA 17110.   The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.  IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this __day of , 1999.  GPU GENERATION, INC.  By: /s/ Jeffrey Tranen Name: Jeffrey Tranen Title: President  70144-1

COMMONWEALTH OF PENNSYLVANIA  DEPARTMENT OF STATE  MAY 12, 2000  TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:  I DO HEREBY CERTIFY THAT,  RELIANT ENERGY NORTHEST MANAGEMENT COMPANY  is duly incorporated under the laws of the Commonwealth of Pennsylvania and remains a subsisting corporation so far as the records of this office show, as of the date herein.  IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.  [ILLEGIBLE] Secretary of the Commonwealth JSOW

MAY-12-2000 13:05 CT CORPORATION 7137591950 P.02/07

THIS IS A TRUE COPY OF THE ORIGINAL SIGNED DOCUMENT FILED WITH THE DEPARTMENT OF STATE.

Microfilm Number________

Entity Number 2575386

Filed with the Department of State on MAY 12 2000

Secretary of the Commonwealth

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: Sithe Northeast Management Company

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)________ Number and Street, City, State, Zip, County

   (b) c/o: United Corporate Services, Inc. (Name of Commercial Registered Office Provider) — Dauphin (County)

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: The Business Corporation Law of 1988, as amended

4. The date of its incorporation is: April 11, 1994

5. (Check, and if appropriate complete, one of the following):

   X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

   ___ The amendment shall be effective on: ________ (Date) at ________ (Hour)

6. (Check one of the following):

   X The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b).

   ___ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).

7. (Check, and if appropriate complete, one of the following):

   ___ The amendment adopted by the corporation, set forth in full, is as follows:

   X The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

   ___ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

HOU03:688713.2

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 12th day of May , 2000 .  SITHE NORTHEAST MANAGEMENT COMPANY (Name of Corporation)  BY: /s/ John H. Stout (Signature)  NAME: John H. Stout  TITLE: Vice President  HOU03:688713.2

Articles of Amendment of Sithe Northeast Management Company Exhibit A  Article I is amended to read in its entirety:  “I. The name of the Corporation is “Reliant Energy Northeast Management Company”.”  Article II is amended to read in its entirety:  “II. The name of the commercial registered office provider of the Corporation is CT Corporation System. The registered office of CT Corporation System shall be deemed for venue and official publication purposes to be located in Cambria Country.”  Article VIII is amended to read in its entirety:  “VIII. The number of directors shall not be less than two nor more than twelve. The number of directors within said minimum and maximum limits which shall constitute the Board of Directors shall be specified in the Bylaws of the Corporation.”  HOU03:688713.2

Entity #: 2575386 Date Filed: 05/01/2009 Effective Date: 05/02/2009 Pedro A. Cortés Secretary of the Commonwealth  PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU  Articles of Amendment-Domestic Corporation (15 Pa.C.S.)   Business Corporation (§ 1915)  Nonprofit Corporation (§ 5915)  Document will be returned to the name and address you enter to the left. Corporation Service Company  978154-565 [ILLEGIBLE] Commonwealth of Pennsylvania ARTICLES OF AMENDMENT-BUSINESS 3 Page(s)  Fee: $70 T0912411005  In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:  1. The name of the corporation is: Reliant Energy Northeast Management Company  2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department): (a) Number and Street City State Zip County   (b) Name of Commercial Registered Office Provider County c/o Corporation Service Company Dauphin  3. The statute by or under which it was incorporated: Pennsylvania Business Corporation Law of 1988  4. The date of its incorporation: 4/11/1994  5. Check, and if appropriate complete, one of the following:   The amendment shall be effective upon filing these Articles of Amendment in the Department of State.   The amendment shall be effective on: 5/2/2009 at 12:01 AM Date Hour  2009 MAY - 1 PM 4:29

DSCB:15-1915/5915-2  6. Check one of the following:   The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).   The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c) or § 5914(b).  7. Check, and if appropriate, complete one of the following:   The amendment adopted by the corporation, set forth in full, is as follows  The name is hereby changed to RRI Energy Northeast Management Company.    The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.  8. Check if the amendment restates the Articles:   The resulted Articles of Incorporation supersede the original articles and all amendments thereto.  IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this  30th day of April , 2009 .  Reliant Energy Northeast Management Company Name of Corporation  [ILLEGIBLE] Signature  Assistant Secretary Title